UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 13, 2004
                                                         -----------------

                           Portec Rail Products, Inc.
                           -------------------------
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                   0-50543                  55-0755271
----------------------------        ------------------         --------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania                      15238
-----------------------------------------------                      -----
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d)      Election of New Director
                  -----------------------

     On December 13, 2004, Portec Rail Products, Inc.'s board of directors appointed Carl M. Callaway as a director to the board.

     Mr. Callaway has been appointed to the audit committee. Mr. Callaway has had no transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Callaway has no arrangements or understandings with any other person pursuant to which Mr. Callaway was selected as a director.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          PORTEC RAIL PRODUCTS, INC.



DATE: December 14, 2004                By:/s/ John S/ Cooper
                                          ---------------------------
                                          John S. Cooper
                                          President and Chief Executive Officer